                                                                    EXHIBIT 24

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ KENNETH B. GILMAN
                                         ---------------------
                                         Kenneth B. Gilman

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ LESLIE H. WEXNER
                                         --------------------
                                         Leslie H. Wexner

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 27th day of February, 1994.



                                         /s/ BELLA WEXNER
                                         ----------------
                                         Bella Wexner

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ MICHAEL A. WEISS
                                         --------------------
                                         Michael A. Weiss

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ MARTIN TRUST
                                         ----------------
                                         Martin Trust

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 28th day of February, 1994.



                                         /s/ E. GORDON GEE
                                         -----------------
                                         E. Gordon Gee

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ THOMAS G. HOPKINS
                                         ---------------------
                                         Thomas G. Hopkins

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ DAVID T. KOLLAT
                                         -------------------
                                         David T. Kollat

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ CLAUDINE MALONE
                                         -------------------
                                         Claudine Malone

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ JOHN K. PFAHL
                                         -----------------
                                         John K. Pfahl

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ DONALD B. SHACKELFORD
                                         -------------------------
                                         Donald B. Shackelford

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ ALLAN R. TESSLER
                                         --------------------
                                         Allan R. Tessler

                              POWER OF ATTORNEY
                          OFFICERS AND DIRECTORS OF
                              THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended January 29, 1994 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Leslie H. Wexner and Kenneth B. Gilman, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


          EXECUTED as of the 25th day of February, 1994.



                                         /s/ RAYMOND ZIMMERMAN
                                         ---------------------
                                         Raymond Zimmerman